Exhibit 23-1

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                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of Globetel Communications Corp. of our report dated March 30, 2004 appearing in the Prospectus, which is part of such Registration Statement, and to the reference of us under the heading "Experts" in such Prospectus.


/s/ Dohan and Company, CPA's


                 January 31, 2005
                 Miami, Florida